Business Combination	12 Months Ended
Dec. 31, 2022
Business Combination [Abstract]
Business Combination
11.	Business Combination

On September 17, 2020, the Company, through SG Echo, LLC (its wholly owned subsidiary), entered into an Asset Purchase Agreement (“APA”) to acquire substantially all of the assets of Echo DCL, LLC (“Echo”) for $1,059,600 in cash (the “Echo Acquisition”), except for ECHO DCL’s real estate holdings. The Echo Acquisition closed on September 23, 2020. In addition, the sellers of Echo have the potential of additional consideration based upon the APA. In accordance with ASC 805, the Echo Acquisition is accounted for as a business combination. The Echo Acquisition was made for the purpose of expanding the Company’s footprint into the modular manufacturing business.

As part of the Echo Acquisition, the Company recorded a contingent consideration liability for additional payments due to the sellers of Echo. These payments are due in accordance with the APA and are based upon the net income obtained from the Echo business during certain earnout periods. The earnout periods concluded as of September 30, 2021. The initial contingent consideration liability of $0 was based on the fair value of the contingent consideration liability at the acquisition date, and is payable in cash and shares of restricted common stock of the Company. Any contingent liability would be paid out in the period after the earn out period, once additional advances are paid in full. As of December 31, 2021, the earnout period has ended and no amount was due.